EXHIBIT 99.2

VIA SEDAR
PERFORMANCE SPORTS GROUP LTD.
ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
OCTOBER 14, 2015
Report on Voting Results pursuant to Section 11.3 of National Instrument 51-102 – Continuous Disclosure Obligations (“NI 51-102”)

The annual and special meeting of shareholders of Performance Sports Group Ltd. (the “Company”) held on October 14, 2015 (the “Meeting”) at the W Hotel New York – Downtown, 8 Albany Street, New York, New York 10006. At the Meeting, there were shareholders (“Shareholders”) present in person or represented by proxy holding an aggregate of 38,988,685 common shares (“Common Shares”) of the Company, representing approximately 85.59% of the Company’s issued and outstanding Common Shares.
We hereby advise you, in accordance with Section 11.3 of NI 51-102, of the following voting results obtained at the Meeting:
1. Election of Directors:

According to proxies received and a vote by ballot, the voting results in respect of each of the following nine director nominees, all of whom previously served as directors of the Company, were as follows:

Nominee	Number of Shares		Percentage of Votes Cast (approximate)
	Votes For:	Votes Withheld:	Votes For:	Votes Withheld:
Karyn Barsa	37,498,522	1,199,195	96.90%	3.10%
Kevin Davis	38,288,671	409,046	98.94%	1.06%
Joan Dea	38,649,049	48,668	99.87%	0.13%
C. Michael Jacobi	36,358,170	2,339,547	93.95%	6.05%
Paul Lavoie	14,819,627	23,878,090	38.30%	61.70%
Larry Lucchino	37,708,649	989,068	97.44%	2.56%
Matthew Mannelly	37,519,118	1,178,599	96.95%	3.05%
Bernard McDonell	38,083,995	613,722	98.41%	1.59%
Bob Nicholson	37,464,208	1,233,509	96.81%	3.19%

2. Appointment of Auditor:
According to proxies received and a vote by ballot, KPMG LLP was reappointed as the Company’s auditor (the “Auditor”). Pursuant to section 22.3 of the Company’s articles (the “Articles”), the Board of Directors is authorized to fix the remuneration of the Auditor.
The following are the voting results on this matter:
	Number of Shares	Percentage of Votes Cast (approximate)
Votes For:	38,976,674	99.97%
Votes Withheld:	12,011	0.03%

3. Approval of the Omnibus Equity Incentive Plan:

According to proxies received and a vote by ballot, the ordinary resolution to approve the adoption of the Company’s omnibus equity incentive plan was approved by a majority of the votes duly cast in person or by proxy by Shareholders at the Meeting.
The following are the voting results on this matter:
	Number of Shares	Percentage of Votes Cast (approximate)
Votes For:	30,079,453	77.73%
Votes Against:	8,615,455	22.26%
Abstention Votes	2,809	0.01%

4. Approval of the amendment to the Articles to increase the quorum requirement for meetings of Shareholders to 25% of the issued and outstanding Common Shares and to set the quorum requirement for meetings of directors at a majority of the directors then in office:
According to proxies received and a vote by ballot, the ordinary resolution to approve the amendment to the Articles to increase the quorum requirement for meetings of Shareholders to 25% of the issued and outstanding Common Shares and to set the quorum requirement for meetings of the Board of Directors at a majority of the directors then in office was approved by a majority of the votes duly cast in person or by proxy by Shareholders at the Meeting.
The following are the voting results on this matter:
	Number of Shares	Percentage of Votes Cast (approximate)
Votes For:	38,288,574	98.94%
Votes Against:	404,269	1.05%
Abstention Votes	4,874	0.01%

5. Approval of the amendment to the Notice of Articles and the Articles to remove references to Proportionate Voting Shares:
According to proxies received and a vote by ballot, the special resolution to approve the amendment to the Notice of Articles and the Articles to remove references to proportionate voting shares was approved by not less than two-thirds of the votes duly cast in person or by proxy by Shareholders at the Meeting.
The following are the voting results on this matter:
	Number of Shares	Percentage of Votes Cast (approximate)
Votes For:	38,358,986	99.13%
Votes Against:	333,657	0.86%
Abstention Votes	5,074	0.01%

6. Approval of the amendment to the method of giving notice in the Articles:
According to proxies received and a vote by ballot, the ordinary resolution to approve the amendment to the method of giving notice in the Articles was approved by a majority of the votes duly cast in person or by proxy by Shareholders at the Meeting.
The following are the voting results on this matter:
	Number of Shares	Percentage of Votes Cast (approximate)
Votes For:	38,361,112	99.13%
Votes Against:	334,146	0.86%
Abstention Votes	2,459	0.01%

7. Approval of the amendment to the advance notice provisions in the Articles:
According to proxies received and a vote by ballot, the ordinary resolution to approve the amendment to the advance notice provisions in the Articles was approved by a majority of the votes duly cast in person or by proxy by Shareholders at the Meeting.
The following are the voting results on this matter:
	Number of Shares	Percentage of Votes Cast (approximate)
Votes For:	36,587,208	94.54%
Votes Against:	2,107,750	5.45%
Abstention Votes	2,759	0.01%

8. Approval of the amendment to the indemnification provisions in the Articles:
According to proxies received and a vote by ballot, the ordinary resolution to approve the amendment to the indemnification provisions in the Articles was approved by a majority of the votes duly cast in person or by proxy by Shareholders at the Meeting.
The following are the voting results on this matter:
	Number of Shares	Percentage of Votes Cast (approximate)
Votes For:	38,359,886	99.13%
Votes Against:	335,072	0.86%
Abstention Votes	2,759	0.01%
9. Other Business:
There was no other business brought before Shareholders for a vote at the Meeting.
 [Remainder of page intentionally left blank. Signature page follows.]

DATED this 14th day of October, 2015
PERFORMANCE SPORTS GROUP LTD.

By:	(Signed) “Michael Wall”
Name: Michael Wall
Title: Vice President, General Counsel and Corporate Secretary

[Performance Sports Group Ltd. – 2015 Annual and Special Meeting of Shareholders – Report on Voting Results]